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                                                                   EXHIBIT 10.42



                    LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

        THIS LOCK-UP AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of _______, 2000 (the "Effective Date") by and between MEDIBUY.COM, INC., a Delaware corporation (the "Company") and ____________ ("Stockholder").

        WHEREAS, the Company, Sapphire Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, Premier Health Exchange, LLC, a Delaware limited liability company ("Premier") and Premier Purchasing Partners, L.P., a California limited partnership (the "Major Member") are parties to that certain Agreement and Plan of Merger dated as of March 6, 2000 (the "Merger Agreement"); and

        WHEREAS, in connection with the Merger Agreement, the Company shall issue to the Stockholder, and the Stockholder shall acquire from the Company, shares of the Company's common stock, $.001 par value ("Common Stock"), on the terms and subject to the conditions set forth in the Merger Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.      LOCK-UP

        Except as permitted by the last sentence of this Section 1 or as consented to by the Company, but notwithstanding any other provision of this Agreement or the Investor Rights Agreement (as defined in Section 2), the Stockholder hereby agrees that the Stockholder will not, directly or indirectly, for a period of one year after the consummation of the Company's Initial Public Offering (as defined in the Investor Rights Agreement), (1) sell, transfer or otherwise dispose of, or offer, contract or grant an option to sell, transfer or otherwise dispose of, or make any short sales of, or require the Company to file with the Commission a registration statement under the Securities Act of 1933, as amended, to register, any shares of Common Stock of the Company or securities convertible into or exchangeble for Common Stock of the Company or warrants or other rights to acquire shares of Common Stock of the Company of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than pursuant to employee stock option plans of the Company or in connection with other employee incentive compensation arrangements with the Company), or (2) enter into any swap or similar agreement that transfers, in whole or in part, any of the economic consequences of the ownership of the Common Stock of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock of the Company or such other securities, in cash or otherwise, otherwise than (i) as a bona fide gift or gifts, (ii) by will or intestacy or to a trust the beneficiaries of which are the undersigned or members of his or her family, or (iii) as a distribution to limited partners, members or shareholders of the Stockholder or the affiliates of Stockholder, provided that such gift, transfer or distribution shall be conditioned upon the donee's, transferee's or distributee's execution and delivery to the Company of a Lock-Up and Registration Rights Agreement containing terms identical to the terms contained herein. Notwithstanding anything contained herein to the contrary, in the event


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Stockholder requests, in accordance with the provisions of Sections 2.3 or 2.5 of the Investor Rights Agreement (as defined in Section 2(a) of this Agreement), that the Company register shares of common stock of the Company held by the Stockholder on either a Company-initiated registration statement filed pursuant to Section 2.3 of the Investor Rights Agreement or a Form S-3 registration statement filed pursuant to Section 2.5 of the Investor Rights Agreement, then in such event the restrictions set forth in the immediately preceding sentence shall lapse and shall not be applicable with respect to those shares of Common Stock of the Company included on such Company-initiated registration statement or Form S-3 registration statement. Additionally, to the extent Stockholder is the holder of options to purchase shares of Common Stock of the Company which are subject to the terms of this Section 1, and Stockholder is required to exercise such options prior to the first anniversary of the consummation of the Company's Initial Public Offering or otherwise lose the right to exercise such options, then, in such event, the restrictions set forth in the first sentence of this Section 1 shall lapse and shall not be applicable with respect to, and only with respect to, that number of shares of Common Stock of the Company having an aggregate fair market value on the date of the exercise of such option equal to the aggregate amount of the federal, state and local tax liability arising out of such exercise.

2.      REGISTRATION RIGHTS

               (a) Subject to the terms and provisions of this Agreement, the Company agrees that the Stockholder shall be entitled to the registration rights set forth in Section 2 ("Restrictions on Transferability of Securities; Registration Rights") (collectively, the "Registration Rights") of that certain Second Amended and Restated Investor Rights Agreement dated as of January 7, 2000, by and among the Company and certain of its stockholders (the "Investor Rights Agreement"), on a pari passu basis with the other Holders (as defined in the Investor Rights Agreement). The Stockholder's Registration Rights hereunder shall be automatically amended to the extent Section 2 (other than Section 2.2) of the Investor Rights Agreement is amended from time to time in accordance with
Section 5.4 of the Investor Rights Agreement; provided however, that no such amendment shall be made that materially adversely affects Stockholder's registration rights under the Investor Rights Agreement without the consent of Stockholder.

               (b) The shares of Common Stock of the Company received by the Stockholder pursuant to the Merger Agreement (the "Merger Shares") and any shares acquired upon the exercise of Company Warrants (as defined in the Merger Agreement) shall be deemed to be "Registrable Securities" (notwithstanding that any of such securities have been registered) and the Stockholder shall be deemed to be a "Holder" solely for the purposes of Section 2 (other than Section 2.2) of the Investor Rights Agreement; provided, however, that (i) the Stockholder shall not be entitled to a demand registration or any other rights (except as provided herein) granted under Section 2.2 of the Investor Rights Agreement,
(ii) the Merger Shares shall not be included in the determination of any threshold requirement for a demand registration (other than on Form S-3) under
Section 2.2(a) of the Investor Rights Agreement, (iii) the Stockholder shall not be deemed to be a "Significant Holder" under the Investor Rights Agreement, and
(iv) the Stockholder shall not be entitled to any other rights as a Holder or otherwise under the Investor Rights Agreement for any purpose other than the Registration Rights. The Merger Shares shall be included in the determination of any threshold requirement for registration rights on Form S-3



                                       2.
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pursuant to Section 2.5 of the Investor Rights Agreement (as provided in Section
2.2(a)(i) thereof).

               (c) Stockholder acknowledges that it has previously received a copy of the Investor Rights Agreement. The Company will notify the Stockholder of any amendment of the Investor Rights Agreement and deliver to the Stockholder a copy of any amendment promptly following any such amendment.

               (d) The Stockholder acknowledges and agrees that, as a "Holder", it shall be subject to and bound by the provisions of Section 2 (other than Section 2.2, except as provided herein) of the Investor Rights Agreement, including, without limitation, provisions relating to indemnification, restrictions on transfer and market stand-off provisions.

3.      STANDSTILL

               (a) During the period beginning on the Effective Date until the second anniversary of the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Standstill Period"), the Stockholder will not, in any manner, directly or indirectly:

                      (i) make, effect, initiate, cause or participate in (1) any acquisition of beneficial ownership of any securities of the Company or any securities of any subsidiary or other affiliate of the Company (other than the Company's securities which Stockholder has the right to acquire from Dave Mawhinney pursuant to agreements between Stockholder and Dave Mawhinney in effect as of the date of this Agreement), (2) any acquisition of any assets of the Company or any assets of any subsidiary or other affiliate of the Company,
(3) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or any subsidiary or other affiliate of the Company, or involving any securities or assets of the Company or any securities or assets of any subsidiary or other affiliate of the Company, or (4) any "solicitation" of "proxies" (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of the Company; or

                      (ii) form, join or participate in a "group" (as defined in the Securities Exchange Act of 1934 and the rules promulgated thereunder) with respect to the beneficial ownership of any securities of the Company.

               (b) Notwithstanding any provision of Section 3(a) to the contrary, the provisions of Section 3(a) shall terminate in the event (i) any Person or "group" (as defined in the Exchange Act, and the rules promulgated thereunder) shall have commenced an Acquisition Transaction (as defined below), or (ii) the board of directors of the Company shall have endorsed, approved, recommended, or resolved to endorse, approve or recommend an Acquisition Transaction. All of the provisions of Section 3(a) shall be reinstated and shall apply in full force according to their terms in the event that: (x) if the provisions of Section 3(a) shall have terminated as the result of a tender offer, such tender offer (as originally made or as amended or modified) shall have terminated (without closing) prior to the commencement of a tender offer by the Stockholder or any of the Stockholder's Associates that would have



                                       3.
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been permitted to be made pursuant to the first sentence of this Section 3(b) as a result of such third-party tender offer; (y) any tender offer by the Stockholder or any of the Stockholder's Associates (as originally made or as extended or modified) that was permitted to be made pursuant to this Section
3(b) shall have terminated (without closing); or (z) if the provisions of
Section 3(a) shall have terminated as a result of any action by the board of directors of the Company referred to in clause (ii) of this Section 3(b), the board of directors of the Company shall have determined not to take any of such actions (and no such transaction considered by the board of directors of the Company shall have closed) prior to the commencement of a tender offer by the Stockholder or any of the Stockholder's Associates that would have been permitted to be made pursuant to this Section 3(b) as a result of the initial determination of the board of directors of the Company referred to in clause
(ii) of this Section 3(b), unless prior to such determination by the board of directors of the Company not to take any such actions, any event referred to in clause (i) of this Section 3(b) shall have occurred. Upon reinstatement of the provisions of Section 3(a), the provisions of this Section 3(b) shall continue to govern in the event that any of the events described in clauses (i) and (ii) of this Section 3(b) shall occur. Upon the closing of any tender offer for or acquisition of any securities of the Company or rights or options to acquire any such securities by the Stockholder or any of the Stockholder's Associates that would have been prohibited by the provisions of Section 3(a) but for the provisions of this Section 3(b), all provisions of Section 3(a) and 3(b) shall terminate.

               (c) As used in this Section 3, "Acquisition Transaction" shall mean any transaction not contemplated by this Agreement involving:

                      (i) any sale, license, lease, exchange, transfer or other disposition of the assets of the Company or any subsidiary of the Company constituting more than 50% of the consolidated assets of the Company or accounting for more than 50% of the consolidated revenues of the Company in any one transaction or in a series of related transactions;

                      (ii) any offer to purchase, tender offer, exchange offer or any similar transaction or series of related transactions made by any Person involving more than 50% of the outstanding shares of capital stock of the Company; or

                      (iii) any merger, consolidation, business combination, share exchange, reorganization or similar transaction or series of related transactions involving the Company or any subsidiary of the Company whereby the holders of voting capital stock of the Company immediately prior to any such transaction hold less than 50% of the voting capital stock of the Company or the surviving corporation immediately after the consummation of any such transaction.

4.      MISCELLANEOUS.

        4.1 REGISTRATION STATEMENT ON FORM S-8. Within 90 days from the date of consummation of the Company's Initial Public Offering, the Company shall file a registration statement on Form S-8 registering the shares of Common Stock of the Company issuable under the Company's 1999 Omnibus Equity Incentive Plan.



                                       4.
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        4.2 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies provided in this Agreement.

        4.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements with respect to the subjects hereof except as specifically set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

        4.4 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

        4.5 ATTORNEYS' FEES. If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

        4.6 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the introductory paragraph of this Agreement or at such other address as such party may designate by written notice (in the manner provided herein) to the other parties hereto.

        4.7 TIME OF THE ESSENCE. Time is of the essence of this Agreement.

        4.8 HEADINGS. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.



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        4.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        4.10 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state.

        4.11 ASSIGNMENT. This Agreement shall not be assignable by any party without the written consent of the other party hereto, which consent will not be unreasonably withheld; provided, however, that Registration Rights may be freely assigned by Stockholder to any transferee of its Registrable Securities. Notwithstanding the foregoing, no assignment shall relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

        4.12 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        4.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4.14 CONSTRUCTION.

               (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

               (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

               (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."



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        IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals by their proper officers as of the date and year first above written.



                                                   MEDIBUY.COM, INC.,
                                                   a Delaware corporation.


                                                   By:
                                                      --------------------------
                                                          Name:
                                                          Title:





                                                   STOCKHOLDER

                                                   By:
                                                      --------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------




                   LOCK-UP AND REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE